UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                     Date of Report
                     (Date of earliest
                     event reported):      October 22, 1998



                              Snap-on Incorporated
             (Exact name of registrant as specified in its charter)



     Delaware                      1-7724                     39-0622040
--------------------        ---------------------         --------------------
  (State or other              (Commission File              (IRS Employer
  jurisdiction of                  Number)                 Identification No.)
   incorporation)

                  10801 Corporate Drive, Kenosha, WI 53141-1430
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)
                                 (414) 656-5200
                       ----------------------------------
                         (Registrant's telephone number)

Item 5.   Other Events.

        On October 22, 1998, Snap-on Incorporated (the "Corporation") delivered a "bulletin" to analysts and others in connection with the Corporation's release of third quarter earnings information, which included additional details concerning certain restructuring charges. The text of the bulletin is filed herewith as Exhibit 99 and incorporated herein by reference. The bulletin also contains cautionary statements identifying important factors that could cause actual results of the Corporation to differ materially from those described in any forward-looking statement of the Corporation.

Item 7.   Financial Statements and Exhibits.

          (c)      Exhibits.

        The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SNAP-ON INCORPORATED



Date:  October 22, 1998                        By: /s/ Susan F. Marrinan
                                                   Susan F. Marrinan
                                                   Vice President, Secretary and
                                                     General Counsel

                              SNAP-ON INCORPORATED

                            EXHIBIT INDEX TO FORM 8-K
                          Report Dated October 22, 1998


Exhibit
   No.                              Description

  (99)   "Analyst Bulletin" of Snap-on Incorporated distributed October 22, 1998